AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JUNE 1, 2017

TO THE

PROSPECTUS

DATED MARCH 1, 2017 AS SUPPLEMENTED MARCH 13, 2017

AI LARGE CAP GROWTH FUND (Ticker Symbols: LGNIX, LGNAX, LGNCX)	AI INTERNATIONAL FUND (Ticker Symbols: IMSSX, IIESX)
AMERICAN INDEPENDENCE JAFORLINES GLOBAL TACTICAL ALLOCATION FUND (Ticker Symbols: RMAIX, AARMX, ACRMX)	AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND (Ticker Symbols: SEKSX, IKSTX, IKTEX)
AMERICAN INDEPENDENCE CARRET CORE PLUS FUND (Ticker Symbols: IIISX, IBFSX)	AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND (Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)
AMERICAN INDEPENDENCE HILLCREST SMALL CAP VALUE FUND (Ticker Symbols: HLCIX, HLCAX, HLCCX)

(each a “Fund” and collectively “Funds”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS LISTED ABOVE.

1.      Name Change of RiskX Investments, LLC to Manifold Fund Advisors, LLC.

Effective June 1, 2017, RiskX Investments, LLC, the Adviser to the Funds, will be known as Manifold Fund Advisors, LLC.  Throughout the prospectus, references to “RiskX Investments, LLC” are replaced with “Manifold Fund Advisors, LLC”.  References to “RiskX Investments” and “RiskX” are replaced with “Manifold Fund Advisors.”

2.      Name Change of Fischer Francis Trees & Watts, Inc. to BNP Paribas Asset Management USA, Inc.

Effective June 1, 2017, Fischer Francis Trees & Watts, Inc., the Sub-Adviser of the American Independence U.S. Inflation-Protected Fund, will be known as BNP Paribas Asset Management USA, Inc.  Throughout the prospectus, references to “Fischer Francis Trees & Watts, Inc.” are replaced with “BNP Paribas Asset Management USA, Inc.”  References to “FFTW” are replaced with “BNPPAM USA.”

3.      Modification to the Investment Strategies Listed for the American Independence U.S. Inflation-Protected Fund.

BNP Paribas Asset Management USA, Inc. intends to trade and clear inflation-linked swap transactions and establish clearing arrangements with a futures commission merchant, swap execution facility and the requisite clearinghouses on behalf of the American Independence U.S. Inflation-Protected Fund. Consequently, the changes described below are required to be made in the prospectus.

On page 36 of the prospectus, in the section “Principal Strategies”, the second bullet point under Main Types of Securities in which the Fund may invest is deleted and replaced with the following:

➢  Derivative securities (consisting of exchange-traded or OTC U.S. government bond futures and options on interest rates or U.S. government bonds as well as swaps, including inflation-linked swaps)

On pages 37-38 of the prospectus, in the section “Principal Risks”, the following two risks are added under “Derivatives Risk”.

Futures Risk. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps Risk. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Most swap agreements are not entered into or traded on exchanges and there is often no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Adviser or Sub-Adviser or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will require the clearing and exchange-trading of many OTC swap agreements. Mandatory exchange-trading and clearing will occur on a phased-in basis.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE